GSI Commerce, Inc.

(Nasdaq: GSIC)

November 2004

Safe Harbor Statement

All statements made in this presentation other than statements of historical fact, are or will be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI

Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

Non-GAAP Financial Measures

This presenation contains adjusted EBITDA, net merchandise sales and certain ratios that use net merchandise sales. GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-based compensation expense, which may fluctuate materially due to fluctuations in the price of GSI Commerce’s common stock both on a quarterly and annual basis, and does not consistently reflect GSI Commerce’s results from its core business activities. GSI Commerce also uses net merchandise sales as a metric for operating its business. Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and business management costs such as marketing department staffing levels are related to the amount of sales made through GSI Commerce’s platform, whether or not GSI Commerce records the revenue from such sales. GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to both GAAP net revenue as well as the non-GAAP financial measure net merchandise sales and the percentages that such expenses bear to net revenues and net merchandise sales. These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this press release have been reconciled to the nearest GAAP measures as required under Securities and Exchange Commission rules.

Presentation Agenda

GSI Commerce . . . A Snapshot The Market Opportunity Our Solution Compelling Value & Growth Strategy Financials

GSIC . . . A Snapshot

Our Business

Provider of a comprehensive, fully integrated, and flexible e-commerce platform for the operation of online businesses.

Top-Branded Partners

Have agreements to operate the e-commerce businesses of approximately 45 branded retailers, manufacturers, entertainment companies and professional sports organizations.

A History of Growth

78% CAGR Net Revenue 2000—2003 $310—$328 million net revenue / $445—$463 million NMS projected for fiscal 2004 1,100 employees primarily in King of Prussia, Pa., Louisville, Ky., and Melbourne, Fla.

A Growing Online Marketplace

The U.S. Online General Merchandise Market

$77.4

$ in billions

24% net revenue CAGR

$98.5 $122.1

$146.2 $160 $140 $120 $100 $80 $60 $40 $20

2004E 2005E 2006E 2007E

Source: Forrester Research

The Marketplace Makeup

Jewelry & Luxury

Flowers/Cards/Gifts

Home

U.S. Online General Merchandise Market

Toys & Video Games

Other

Books

Computer Hardware & Software

2004 $77.4 billion

Health & Beauty

Sporting Goods

Consumer Electronics

Music & Video

Apparel

U.S. online general merchandise market excludes travel, financial services, job listings, real estate, autos and business to business.

Source: Forrester Research

Our Target Opportunities $44.6 billion

$17.5 $ in billions

Health & Beauty $1.7

Home

$11.0

U.S. Online General Merchandise Market $77.4 billion in 2004

Apparel $2.2

$5.8

$6.4

Sporting Goods

Consumer Electronics

Music & Video

U.S. online general merchandise market excludes travel, financial services, job listings, real estate, autos and business to business.

Source: Forrester Research

Situation Analysis

Too large to ignore!

Online sales will equal 6.6% of total retail sales in 2004

Approx. 75% of online retail sales in 2004 will come from multi-channel retailers

However . . .

Multi-channel retailers derive vast majority of revenue offline

Significant opportunity!

Enable companies to maximize online business in a growing e-commerce marketplace

Online retailing not core competency!

Source: Shop.org, Forrester Research

Integrated e-Commerce Platform

Core Technology

Supporting Infrastructure

Professional Services

Creative & Usability

CRM

Online Marketing

e-Commerce Strategy

Content & Imaging

B-to-B Services

Channel Integration

Fulfillment

Drop Ship

Customer Service

Buying

Site Admin.

Business Intelligence

Web Commerce Engine

Web Infrastructure & Hosting

Order Mgmt.

Business Models

Supporting Infrastructure Core Technology Professional Services

Required

Optional/Shared

Not Provided

Full Solution / Inventory Owned

Full Solution / Inventory Not Owned

A La Carte

Partnering with Top Brands

Apparel & Footwear

Electronics, Home, & GM

Sports Organizations

Sporting Goods

Beauty

Media & Entertainment

Compelling Value Proposition

GSI Commerce enables its partners to realize increased e-commerce revenue and profit potential.

A Complete Solution

Brand-centric

Expertise & Best of Breed Components

Aggressive Reinvestment

Win/Win Economics

Access to shared, comprehensive and integrated suite of technology, supporting infrastructure and professional services enables partners to avoid non-leverageable investments.

Partners maintain full brand identity with consumers. GSI Commerce maintains a transparent role.

GSI Commerce has developed, and continues to build, a critical mass of expertise in integrated online technology, marketing and retailing on behalf of partner companies.

Multi-partner model provides scale and operating leverage, allowing for technology, people and operational infrastructure reinvestment.

Provides financial predictability and aligns interests. GSI Commerce is vested in partner’s success.

Value-Added Initiatives Drive Revenue

Multi-Channel

Buy online w/ in-store pickup In-store ordering Registry International sites Catalog support Loyalty programs

Fulfillment &

Customer Service

Highly trained sales team (13% sales driven by phone) Monogramming & customization 400-vendor drop ship network Category expertise

Online Marketing

Portal Affiliate

Comparison shopping engines Paid search Natural search

Business-to-Business

External Syndication (e-Bay / QVC / Buy.com) Internal Syndication (Nickelodeon & Kmart / Sports & Linens ‘n Things) Group sales Channel / corp. partner stores (Liz employees / PBS Educational/ palmOne & IBM) QVC / Sears / Kmart

CRM

Segmented & targeted e-mail Personalized shopping experience Recommendation engine (site and call center) 360° customer view

Conversion

Search

Clickstream analytics & reporting Usability testing World-class design Imaging (zoom, rotate, color change, dynamic rendering) High availability & speed

How We Grow

Increase the size of existing partners’ businesses

Add new partners

Compounding effect of long-term agreements

2003 2004 2005 2006 2007

Annual Sales Momentum $500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $ in millions

Net Revenue

Net Merchandise Sales (NMS)

* NMS data not available prior to FY 2002.

$310 - $328 $282.0 $241.9

$172.6 $178.3

$102.6

$42.8 $5.5 $445 - $463

1999* 2000* 2001* 2002 2003 2004E

Net Product Revenue by Category

3Q03 other $17.5 sports $25.0

+ 23% sports

Growth

+ 44% other

3Q04 ($ millions) other $25.2 sports $30.7

9M03 other $56.0 sports $76.4

+ 28% sports

Growth

+ 22% other

9M04 other $68.1 sports $97.8

FY02 ashford.com $21.6 other $36.5 sports $96.7

The assets of Ashford.com Inc. were sold in December 2002.

+ 33% sports

Growth

+ 139% other

FY03 other $87.1 sports $128.4

Net Merchandise Sales by Category

3Q03 other $27.8 sports $25.0

+ 45% sports

Growth

+ 131% other

3Q04 ($ millions) other $64.1 sports $36.1

9M03 other $27.8 sports $25.0

+ 43% sports

Growth

+ 95% other

9M04 other $166.6 sports $109.2

FY02 ashford.com $21.6 other $60.0 sports $96.7

+ 33% sports

Growth

+ 154% other

FY03 other $152.5 sports $128.5

The assets of Ashford.com Inc. were sold in December 2002.

Variable Operating Efficiency

Sales & Marketing Expense / Net Revenue

Sales & Marketing Expense / Net Merchandising Sales (NMS)

* NMS data not available prior to FY 2002.

35% 30% 25% 20% 15%

10% 5%

31.6 28.8 27.3

25.6 24.1 24.8 20.6 22.5 18.5

2001 2002 2003

Nine Months Ended 9/27/03

Nine Months Ended 10/2/04

Fixed Expense Leverage

Product Development and G&A / Net Revenue

Product Development and G&A / Net Merchandising Sales (NMS)

* NMS data not available prior to FY 2002.

20% 18% 16% 14% 12% 10% 8% 6% 4% 2%

18.7 16.2 15.7

13.5 11.9 13.8 12.5 10.2 9.8

2001 2002 2003

Nine Months Ended 9/27/03

Nine Months Ended 10/2/04

Income Statement- Annual

($ millions) 2002 2003 $ Variance 2004E $ Variance

Net Revenue $ 172.6 $ 241.9 + $ 69.3 $310 - $ 328 + $68.1 - $ 86.1

NMS* $ 178.3 $ 282.0 + $ 103.7 $445 - $ 463 + $163 - $ 181

Adjusted

EBITDA* ( $ 23.5) $ 0.1 + $ 23.6 $13.5 - $ 15 + $13.4 - $ 14.9

Net Income ( $ 33.8) ($ 12.1) + $ 21.7 $0-$2 + $12.1 - $ 14.1

* For a reconciliation of these non-GAAP financial measures, see Appendices A-1 thru B-3 and/or see our fiscal year 2002 and 2003 results and our fiscal quarter results for 2004 at www.gsicommerce.com/pressroom. GSI

Commerce provides guidance for its business only based on agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially.

Income Statement- Nine Months

Nine Months Ended 9/28/02 Nine Months Ended 9/27/03 Nine Months Ended 10/2/04

($ millions) $ Variance $ Variance

Net $ 97.3 $ 146.7 + $ 49.4 $ 199.6 + $ 52.9

Revenue

NMS* $ 96.1 $ 161.8 + $ 65.7 $ 275.7 + $ 113.9

Adjusted $ (13.1) $ (5.8) + $ 7.2 $ (1.7) + $ 4.1

EBITDA*

Net Income $ (19.0) $ (14.8) + $ 4.2 $ (10.2) + $ 4.6

* For a reconciliation of these non-GAAP financial measures, see Appendices A-1 thru B-3 and/or see our fiscal year results for 2002 and 2003 and fiscal quarter results for 2004 at www.gsicommerce.com/pressroom. GSI

Commerce provides guidance for its business only based on agreements that have already been signed. Given the potential changes in general economic conditions and consumer spending, the emerging nature of e-commerce, and various other risk factors, actual results may differ materially.

Strong Balance Sheet

1/3/04 9/27/03 10/2/04

($ millions)

Cash* $ 69.5 $ 46.5 $ 45.5

Inventory $ 22.9 $ 22.4 $ 27.3

Net Fixed Assets $ 44.8 $ 45.3 $ 66.5

Total Assets $ 175.6 $ 152.1 $ 178.4

Debt $ 0.0 $ 0.0 $ 13.6

A/P & Accrued $ 50.2 $ 29.2 $ 50.7

Total Liabilities $ 65.2 $ 45.0 $ 76.3

Equity $ 110.4 $ 120.5 $ 102.2

* Cash and cash equivalents, short-term investments and marketable securities

GSIC . . . e-Commerce Expertise

Appendix A-1

GSI COMMERCE, INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands) (Unaudited)

Three Months Ended

September 28, September 27, October 2,

2002 2003 2004

Adjusted EBITDA:

Net loss excluding interest income and expense,

taxes and charges for stock-based compensation

and depreciation and amortization $ (5,942) $ (2,041) $ (103)

Reconciliation of Adjusted EBITDA to GAAP results:

Adjusted EBITDA $ (5,942) $ (2,041) $ (103)

Interest expense 127 - 244

Interest income (270) (243) (423)

Taxes - - -

Stock-based compensation 181 628 390

Depreciation and amortization 2,585 3,119 2,733

Net loss $ (8,565) $ (5,545) $ (3,047)

Appendix A-2

GSI COMMERCE, INC. AND SUBSIDIARIES

ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands) (Unaudited)

Nine Months Ended

September 28, September 27, October 2,

2002 2003 2004

Adjusted EBITDA:

Net loss excluding interest income and expense,

taxes and charges for stock-based compensation

and depreciation and amortization $ (13,089) $ (5,848) $ (1,730)

Reconciliation of Adjusted EBITDA to GAAP results:

Adjusted EBITDA $ (13,089) $ (5,848) $ (1,730)

Interest expense 389 - 298

Interest income (1,096) (914) (955)

Taxes - - -

Stock-based compensation (37) 1,320 1,170

Depreciation and amortization 6,692 8,551 7,978

Net loss $ (19,037) $ (14,805) $ (10,221)

Appendix A-3

GSI COMMERCE, INC. AND SUBSIDIARIES EBITDA AND RECONCILIATION TO GAAP RESULTS

(In thousands, except per share data) (Unaudited)

Fiscal Year Ended

December 28, January 3,

2002 2004

Adjusted EBITDA:

Net income (loss) excluding interest income and

expense, taxes and charges for stock-based

compensation and depreciation and amortization $ (23,527) $ 82

Net income (loss) excluding interest income and

expense, taxes and charges for stock-based

compensation and depreciation and amortization,

per share:

basic $ (0.61) $ 0.00

diluted $ (0.61) $ 0.00

Reconciliation of Adjusted EBITDA to GAAP results:

Adjusted EBITDA $ (23,527) $ 82

Interest expense 749 -

Interest income (1,377) (1,177)

Taxes - -

Stock-based compensation 401 1,935

Depreciation and amortization 10,509 11,386

Net income (loss) $ (33,809) $ (12,062)

Appendix B-1

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Three Months Ended

September 28, September 27, October 2,

2002 2003 2004

Net merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 16,776 $ 24,991 $ 36,149

Other (2) 18,250 27,770 64,084

Total net merchandise sales (1) - (a non-GAAP

financial measure) $ 35,026 $ 52,761 $ 100,233

Net revenues - (GAAP basis):

Net revenues from product sales:

Category:

Sporting goods $ 16,776 $ 24,987 $ 30,683

Other (2) 11,002 17,534 25,190

Total net revenues from product sales 27,778 42,521 55,873

Service fee revenues 4,545 4,962 12,715

Total net revenues - (GAAP basis) $ 32,323 $ 47,483 $ 68,588

Appendix B-1 . .. . continued

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Three Months Ended

September 28, September 27, October 2,

2002 2003 2004

Reconciliation of net merchandise sales (1) to net revenues:

Net merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 16,776 $ 24,991 $ 36,149

Other (2) 18,250 27,770 64,084

Total net merchandise sales (1) - (a non-GAAP

financial measure) 35,026 52,761 100,233

Less:

Sales by partners (3):

Category:

Sporting goods - (4) (5,466)

Other (7,248) (10,236) (38,894)

Total sales by partners (3) (7,248) (10,240) (44,360)

Add:

Service fee revenues 4,545 4,962 12,715

Net revenues - (GAAP basis) $ 32,323 $ 47,483 $ 68,588

(1) Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) The “Other” categories of both net merchandise sales and net revenues from product sales include $4.9 million, $91,000 and $1,000 for the three-month periods ended September 28, 2002, September 27, 2003 and October 2, 2004, respectively, related to Ashford.com.

(3) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

Appendix B-2

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Nine Months Ended

September 28, September 27, October 2,

2002 2003 2004

Net merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 62,742 $ 76,409 $ 109,147

Other (2) 33,347 85,363 166,554

Total net merchandise sales (1) - (a non-GAAP

financial measure) $ 96,089 $ 161,772 $ 275,701

Net revenues - (GAAP basis):

Net revenues from product sales:

Category:

Sporting goods $ 62,742 $ 76,405 $ 97,807

Other (2) 22,979 56,011 68,075

Total net revenues from product sales 85,721 132,416 165,882

Service fee revenues 11,596 14,294 33,663

Total net revenues - (GAAP basis) $ 97,317 $ 146,710 $ 199,545

Appendix B-2 . .. . continued

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES (1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Nine Months Ended

September 28, September 27, October 2,

2002 2003 2004

Reconciliation of net merchandise sales (1) to net revenues:

Net merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 62,742 $ 76,409 $ 109,147

Other (2) 33,347 85,363 166,554

Total net merchandise sales (1) - (a non-GAAP

financial measure) 96,089 161,772 275,701

Less:

Sales by partners (3):

Category:

Sporting goods - (4) (11,340)

Other (10,368) (29,352) (98,479)

Total sales by partners (3) (10,368) (29,356) (109,819)

Add:

Service fee revenues 11,596 14,294 33,663

Net revenues - (GAAP basis) $ 97,317 $ 146,710 $ 199,545

(1) Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) The “Other” categories of both net merchandise sales and net revenues from product sales include$12.3 million, $993,000 and $10,000 for the nine-month periods ended September 28, 2002, September 27, 2003 and October 2, 2004, respectively, related to Ashford.com.

(3) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

Appendix B-3

GSI COMMERCE, INC. AND SUBSIDIARIES

NET MERCHANDISE SALES(1) AND RECONCILIATION TO GAAP RESULTS

(Dollars in thousands) (Unaudited)

Fiscal Year Ended

December 28, January 3,

2002 2004

Net merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 96,669(5) $ 128,489

Ashford.com (2) 21,617 1,034

Other 60,014 152,503

Total net merchandise sales (1) - (a non-GAAP

financial measure) $ 178,300 $ 282,026

Net revenues - (GAAP basis):

Net revenues from product sales:

Category:

Sporting goods $ 96,669(5) $ 128,360

Ashford.com(3) 21,617 1,034

Other 36,533 87,116

Total net revenues from product sales 154,819 216,510

Service fee revenues 17,819 25,409

Total net revenues - (GAAP basis) $ 172,638 $ 241,919

Appendix B-3 . .. . continued

Fiscal Year Ended

December 28, January 3,

Reconciliation of net merchandise sales (1) to net revenues: 2002 2004

Net merchandise sales (1) - (a non-GAAP financial measure):

Category:

Sporting goods $ 96,669 (5) $ 128,489

Ashford.com 21,617 1,034

Other 60,014 152,503

Total net merchandise sales (1) - (a non-GAAP

financial measure) 178,300 282,026

Less:

Sales by partners (4):

Category:

Sporting goods - (129)

Ashford.com - -

Other (23,481) (65,387)

Total sales by partners (4) (23,481) (65,516)

Add:

Service fee revenues 17,819 25,409

Net revenues - (GAAP basis) $ 172,638 $ 241,919

(1) Net merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.

(2) Net merchandise sales excluding Ashford.com increased 79% from $156.7 million for the fiscal year ended December 28, 2002 to $281.0 million for the fiscal year ended January 3, 2004. Net merchandise sales including Ashford.com increased 58% from $178.3 million for the fiscal year ended December 28, 2002 to $282.0 million for the fiscal year ended January 3, 2004.

(3) Net revenues excluding Ashford.com increased 60% from $151.0 million for the fiscal year ended December 28, 2002 to $240.9 million for the fiscal year ended January 3, 2004. Net revenues including Ashford.com increased 40% from $172.6 million for the fiscal year ended December 28, 2002 to $241.9 million for the fiscal year ended January 3, 2004.

(4) Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.

(5) Includes $8.3 million from sales of one of GSI Commerce’s partner’s products sold primarily through its direct response television campaigns in addition to Web site and toll-free number sales.